Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [text block] [Abstract]
Subsequent Events

Note 18 — Subsequent Events

On January 25, 2022 and March 10, 2022, the Company’s board of directors and shareholders, respectively, approved the compensation of each of the Company's external directors and a newly appointed director. Such compensation included the grant of 72,000 options to each such director at an exercise price of $1.43 per share, pursuant to the Company’s 2018 Employee Share Option Plan. One-third of each option award vests one year from the grant date and the remainder vests quarterly and becomes fully vested three years from the grant date.

On January 25, 2022, the Company’s board of directors approved the grant of aggregate amount of 192,000 options to several employees. The options have an exercise price of $2.18 per share. The options vest quarterly over 3 years starting January 25, 2022.

In March 2022, the Company received an amount of $3,870 thousand as a result of the exercise of 645,000 warrants at a price per share of $6.

On March 31 2022, the Company’s board of directors approved the grant of aggregate amount of 36,000 options to several employees. The options have an exercise price of $3.97 per share. The options vest quarterly over 3 years starting March 31, 2022.